EXHIBIT 23

                            ARTHUR ANDERSEN & CO.





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into IES Utilities Inc.'s previously filed Form S-3 Registration Statement (File No. 33-68796).




                                        /s/  Arthur Andersen & Co.
                                                (Signature)

                                             ARTHUR ANDERSEN & CO.



Chicago, Illinois,
March 29, 1994